UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of The
                     Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): July 21, 2008



                        STANDARD ENERGY CORPORATION
          (Exact name of registrant as specified in its charter)

      Utah                  0-9336            87-0338149
(State or other          (Commission       (IRS Employer
 jurisdiction of          File Number)   Identification No.)
 incorporation

            447 Bearcat Drive, Salt Lake City, Utah 84115
        (Address of Principal executive office and zip code)

Registrant's telephone number, including area code:
                             (801) 364-9000

                              Not Applicable
       (Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8 - CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

     On July 21, 2008, the President of the Company received a resignation letter from it's independent auditors. The Company will file an amended Form 8-K, when corporate counsel is available to review and advise the Company on the proper procedures to file.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STANDARD ENERGY CORPORATION



                              By:/s/Dean W. Rowell
                                 Dean W. Rowell, President

Date:  July 25, 2008






























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